Schedule 19

                        LITIGATION

1.  In re Smith Corona Corporation, et al., U.S.B.C. D.Del.
Docket No. 95-788 (HSB) The Corporation
and its domestic subsidiaries filed for protection under Chapter 11 of the United States Bankruptcy Code.
See response to Question 3 of this Information Certificate.

         As part of these proceedings, and pursuant to the Plan of Reorganization confirmed by order dated January 27, 1997, many personsand entities have asserted claims against the Corporation. The Corporation has objected to many of such claims on a variety of grounds.

         All claims allowed and determined to be entitled to priority under the Bankruptcy Code will be entitled to receive payment in full in cash under the Plan of Reorganization. All claims allowed and determined not to be entitled to priority under the Bankruptcy Code will receive their pro rata share of a pool of cash set aside for such claimants, as well as their pro rata share of 85% of the common stock of the Corporation, and will then be discharged.

2.  Melville Site

         The Corporation is involved in proceedings with the New York Department of Environmental Conservation ("DEC"), the Suffolk County Department of Health ("DOH") and the United States Environmental Protection Agency ("EPA") regarding the clean-up of a now-closed manufacturing facility in Melville, New York (the "Melville Site") and certain waste disposal sites in upstate New York. The Corporation's wholly-owned subsidiary, SCC LI, formerly known as Histacount, was a lessee of the Melville Site beginning in June, 1989 and sublessor of the Site to HC Delaware Acquisition Corp., now known as Histacount ("New Histacount"), beginning in November, 1994. The Corporation has never been an owner, operator, or lessee of the Melville Site. Operations at the Site ceased in 1995 and the Site is currently owned by USI Realty.

         A prepetition closure plan (the "Closure Plan") was completed and approved by the DEC for this Site in connection with SCC LI's termination of its lease. The Corporation performed concrete sampling on November 28, 1995, taking concrete chip samples to test for possible chromium contamination in the concrete floor of the former manufacturing facility located on the Site. The Corporation has also pumped out solid wastes from a sanitary facility (cesspool) located on the north side of the site, as required under the Closure Plan. An agreement between the Corporation and counsel for the DEC with respect to additional environmental testing and certain work at the Melville Site has been reached.

         The Corporation is a party to a certain Amended and Restated Cross-Indemnification Agreement, dated as of July 14, 1989 (the "Indemnification Agreement"), between the Corporation and HMH. On May 30, 1996, the Corporation formally notified HMH of possible indemnification liabilities of HMH with respect to the Melville Site.

         USI Realty has asserted administrative claims against the Corporation in its bankruptcy proceedings with respect to the Melville Site, alleging an entitlement to recover costs previously incurred and to be incurred in the future with respect to the Melville Site. The Corporation has objected to these claims, which objection will be determined by the Bankruptcy Court

3.  Rosen Site (Cooper Industries)

         In June, 1992, the Corporation was served with a Summons and Complaint in the United States District Court for the Northern District of New York in a private contribution action entitled Cooper Industries, Inc. v. Agway, Inc., 92-CV-0478, and brought pursuant to the Federal Comprehensive Environmental Response, Compensation, and Liability Act ("CERCLA"). The plaintiffs in this action are Cooper Industries, Inc., Keystone Consolidated Industries, Inc., The Monarch Machine Tool Co., Niagara Mohawk Power Corporation and Overhead Door
Corporation. The action, which lists the Corporation and fourteen other persons or entities as defendants, seeks contribution or reimbursement for response costs incurred to date, and to be incurred in the future, for the environmental remediation of a site in Cortland, New York known as the Rosen Site ("Rosen Site"). Based on the Corporation's records and other evidence available to it, the Corporation does not believe that it disposed of any hazardous substances at this site and has vigorously contested this matter.

         The United States, on behalf of the EPA and the United States Department of the Interior ("DOI"), has asserted claims with respect to the Rosen Site for response costs that have been or may be incurred in the future, and for damage to natural resources. The United States asserts that the EPA has incurred response costs of $474,490.97 with respect to the Rosen Site through April 30, 1995, and will incur between $5 million and $25 million in response costs in the future. On behalf of the DOI, the United States claims damage to natural resources amounting to approximately $83,000. On January 31, 1996, the Corporation objected to the United States' claims on the Corporation never disposed of hazardous substances, or sent such substances for treatment, at the Rosen Site.

         Parties from the Cooper Industries litigation have asserted claims with respect to the Rosen Site against the Corporation in the bankruptcy proceedings. Certain plaintiffs from the Cooper Industries litigation seek the Corporation's contribution and reimbursement of response costs paid by these potentially responsible parties to remediate environmental conditions at the Rosen Site, and the reimbursement of future response costs that the potentially responsible parties anticipate paying. Certain defendants from the Cooper Industries litigation have sought contribution from the Corporation in the event that they are held liable in that action. Pursuant to its Omnibus Environmental Objection, the Corporation seeks to have the claims of the private parties disallowed and expunged because (i) the claims are duplicative of the claim of the
 United States; (ii) the claims are for contingent contribution; and (iii) as the Corporation has consistently maintained, the Corporation never arranged for the disposal of any hazardous substances at the Rosen Site. The claimants have filed responses to the Corporation's objections.  The Cooper Industries plaintiffs argue that
(i) a direct contingent claim brought by private parties cannot be disallowed under 11 U.S.C. 502(e)(1)(B), (ii) their claims do not duplicate those of the United States, and (iii) the testimony of certain witnesses shows that the Corporation disposed of metal turnings and other waste that was hauled to the Rosen Site. The Cooper Industries defendants have raised similar legal arguments.

         The Corporation has agreed to terms of a settlement with the United States, the EPA, the DOI, the States of New York and the plaintiffs from the Cooper Industries Litigation (collectively, the "Claimants") resolving all claims and litigation relating to the Rosen Site. The Claimants shall receive consideration consisting of an allowed general unsecured claim in the Corporation's bankruptcy case in the amount of $202,337.71, plus cash in the amount of $47,662.29 (the "Settlement Proceeds"). The source of the cash will be amounts held by the Corporation and by the United States relating to certain United
 States Customs Refunds. The Claimants shall take responsibility for dividing and allocating the Settlement Proceeds among themselves. Upon the approval of the Stipulation and Order by the Bankruptcy Court, the
 Corporation shall pay to the United States the amount of $30,114.45, representing 50% of a disputed United States Customs Refund previously paid to the Corporation and now in the Corporation's possession. The Corporation shall retain for its own account the other 50% of the refund. This payment also resolves all claims of the United States and the Corporation relating to the Refund. Further, upon the approval of the Stipulation and Order, the United States shall be entitled to retain the amount of $17,547.81, which it presently holds concerning another United States Customs Refunds. Pursuant to the Stipulation, all claims respecting the Rosen Site filed in the Corporation's bankruptcy proceedings by the United States, by the State of New York, and by the
 plaintiffs in the Litigation, shall be withdrawn with prejudice and expunged. Further, the Cooper Industries Litigation shall be dismissed with prejudice as against the Corporation. Additionally, the United States and the State of New York shall grant the Corporation contribution protection with respect to the Rosen Site to the maximum extent permitted by law. This contribution protection will ef have the fect of barring any claim or litigation against the Corporation relating to the Rosen Site that has been or may be brought by any potentially responsible party nototherwise covered in this settlement (including but not limited to defendants in the Cooper Industries Litigation). The Stipulation is subject to approval by Judge Helen S.Balick of the United States Bankruptcy Court for the District of Delaware.

4.  Cortlandville

         In February, 1987, the New York State Attorney
General, the Cortland County Board of Health, the Town of
Cortlandville and the City of Cortland, New York, commenced an action entitled State of New York et al. v. Smith Corona
Corporation against the Corporation in the United States
District Court, Northern District of New York, pursuant to
 CERCLA, with respect to ground water contamination allegedly linked to a facility owned and operated by the Corporation.

         Pursuant to a settlement agreement in 1989, claims against the Corporation were settled in exchange for certain payments which were made, as well as for continuing monitoring and remediation by the Corporation, which monitoring and remediation still continues.

5.  Groton

         The Corporation entered into various consent orders with the DEC with respect to contamination with respect to a site located in Groton, New York owned by the Corporation which formerly housed operations of the Corporation. Pursuant to the consent orders, the Corporation is undertaking certain remediation actions. As part of the bankruptcy proceedings, claims of the DEC against the Corporation for past costs were settled for an agreement to make payments of $196,930 over four years, and an agreement to pay up to $119,000 for future costs of the DEC as they accrue.


                INFORMATION CERTIFICATE OF
                  SMITH CORONA CORPORATION

                                    Dated: February 28, 1997

Congress Financial Corporation
1133 Avenue of the Americas
New York, New York 10036

In order to assist you in the continuing evaluation of the financing you are considering of Smith Corona
Corporation (the "Corporation") and to expedite the preparation of any documentation which may be required and to induce you to provide such financing to the Corporation, we represent and warrant to you the following information about the Corporation, its organizational structure and other matters of interest to you:

1. The full and exact name of the Corporation as set forth in its Certificate of Incorporation is: Smith
 Corona Corporation

2. The Corporation uses and owns the following trade name(s) in the operation of its business (e.g.
billing, advertising, etc.; note: do not include names which are product names only): Smith Corona

     In the event any trade name appears on an invoice, a sample copy of such invoice is annexed. (See schedule 2b)

3.   The date of incorporation of the Corporation was September
6, 1985, under the laws of the State of
Delaware, and the Corporation is in good standing under those laws. The Corporation has never been involved in a bankruptcy or reorganization except:
Smith Corona Corporation filed for
Chapter 11 Reorganization on July 5, 1995. Confirmation of a Plan of Reorganization was approved by the U.S. Bankruptcy Court on January 27, 1997 and Smith Corona Corporation
 expects to emerge from Chapter 11 shortly thereafter.

4. The Corporation is duly qualified and authorized to transact business as a foreign corporation in the following states and is in good standing in such states:

     California
     Connecticut
     Colorado
     Georgia
     Illinois
     Massachusetts
     New Jersey
     New York
     Pennsylvania
     Tennessee
     Texas
     Virginia

5. Since the date of incorporation, the corporate name of the Corporation has been changed as follows:

     Date                     Prior Name
     September 6, 1985        HSCM-10 Inc.
     September 12, 1986       Smith-Corona Corporation
     September 17, 1986       Smith Corona Corporation

6. Since the date of incorporation, the Corporation has made or entered into the following mergers or acquisitions:

     The Company was incorporated in 1985 in the State of Delaware. Prior to 1986, the businesses of the Company were operated by SCM Corporation ("SCM") which was acquired by Hanson PLC ("Hanson") in March 1986. At the time it was acquired, SCM consisted of a number of businesses, including the current business of the Company and businesses in the chemical, paper and food industries. Although Hanson owned the businesses of the Company through various subsidiaries, the typewriter and personal word processor operations were managed as an integrated business. On August 3, 1989, the Company completed a registered public offering of 14,750,000 shares of common stock, par value $.01 per share (the "Common
     Stock"), in the United States and abroad (the "Offerings"). In connection with the Offerings,
     Hanson initiated a series of transactions to combine the electronic typewriter, personal word processor and office supplies business under a single parent entity being the Company. Since that time, there have been no mergers or acquisitions.

7.   The chief executive office of the Corporation is located at:

     839 NYS 13, PO Box 2090, Cortland, New York 13045.

8. The books and records of the Corporation pertaining to accounts, contract rights, inventory, etc. are located at (if other than the chief executive office referred to in section 7 above): 839 Route 13
South, PO Box 2090, Cortland, New York 13045

9. The Corporation has other places of business and/or maintains inventory or other assets at the following addresses (indicate whether locations are owned, leased or operated by third parties and if leased or operated by third parties, their name and address):



Street Address
City, State
Lessor/Operator


a)
202 Main Street
(vacant land)
Groton, NY
Owned


b)
Av. Corporativo
No. 3 AL 11
(Factory)
Tijuana, Mexico
Inmobiliaria Mex-Hong, S.A.
De C.V.


c)
2055 Dublin Dr.
(Distribution, office)
San Diego, CA
805 Properties


d)
Office 201, Caparra Gallery
(Sales, Distribution)
Guaynabo, PR
Berwind Reality, SE


e)
17480 Dallas Pkwy, Suite 102
(Sales)
Dallas, TX
O.R.D.A. Corporation

10. The premises listed below owned by the Corporation are subject to mortgages as follows (state name and address of mortgagee and approximate principal balance of mortgage):

     Location             Mortgagee          Principal Balance


     839 NYS 13 Cortland  Chemical Banks, as Agent      0

11. The places of business or other locations of any assets used by the Corporation during the last four (4)
     months other than those listed above are as follows:

     65 Locust Avenue              New Canaan     CT
          Street Address                City      State

12. The Corporation is affiliated with, or has ownership in, the following corporations (including subsidiaries):

     All companies named below are wholly-owned subsidiaries or wholly-owned by subsidiaries of
     Smith Corona Corporation

                                   Chief                    Jurisdiction
                                   Executive                of
Ref       Name                     Office              Incorporation
(A)  SCC LI Corp.                  Reference is made        New York
State
(A)  Hulse Manufacturing Company        to question #7      New York
State
(A)  SCM Inter-American Corporation                         California
(A)  SCM Office Supplies Inc.                          Delaware
(A)  SCM (United Kingdom) Limited                           Delaware
     Smith Corona (UK) Holdings Limited                     United
Kingdom
     Smith Corona (UK) Limited                              United
Kingdom
     Coronashere Limited                               United Kingdom
(B)  Smith Corona Australia Pty. Limited                         New
South Wales
     Smith Corona (Canada) Ltd.                             Canada
(B)  Smith Corona France S.A.R.L.                           France
     Smith Corona GmbH                                      Germany
     Smith Corona de Mexico, S.A. de C.V.                   Mexico
     Smith Corona International Ltd.                        Virgin
Islands
(A)  Smith Corona Overseas Holdings, Inc.                   Delaware
     Smith-Corona Private Limited                           Republic of
                                                       Singapore
(B)  P.T. Smith Corona Batam                                Republic of
                                                       Indonesia
     Smith Corona Services Pte Ltd.                         Singapore
     Smith Corona S.A. (Belgium)                            Belgium
     Smith Corona S.A. (France)                             France

(A) Entities are the subject of substantive consolidation upon the confirmation effective date.
(B)  In liquidation.

     Hanson PLC beneficially owns 47.9% of the common stock of Smith Corona Corporation (see question
     #18).

13. The Federal Employer Identification Number of the Corporation is as follows: 51-0286862

14. There is no provision in the Certificate of Incorporation or By-laws of the Corporation, or in the laws of the State of its incorporation, requiring any vote or consent of shareholders to borrow or to authorize the mortgage or pledge of or creation of a security interest in any assets of the Corporation or any subsidiary. Such power is vested exclusively in its Board of Directors.

15. The officers of the Corporation and their respective titles are as follows:

Ronald F. Stengel.(1)(2).... President, Chief Executive Officer
                               and Director
John A. Piontkowski ........ Senior Vice President, Chief
                               Financial Officer and Assistant
                               Secretary
Thomas A. Cawley..(2)....... Vice President/Administration
                                and Director
Michael W. Chernago......... Vice President/Operations
Jerry L. Diener ............ Senior Vice President/Sales
Gary J. Lynch............... Vice President/Treasurer
James B. McCormick.......... Vice President/Product Management
Alfred N. Scallon .......... Vice President/International
                                Operations
David P. Verostko........... Vice President/Human Resources
Martin D. Wilson............ Vice President/Controller
John W. Wolff............... Vice President/Product Development

     (1)W. Michael Driscoll will become President, Chief Executive Officer upon the confirmation effective date.
     (2)Ronald F. Stengel and Thomas A. Cawley will resign as officers of the Corporation upon the confirmation effective date.

     The following will have signatory powers as to all transactions with the Corporation:

     President, Chief Executive Officer
     Senior Vice President and Chief Financial Officer
     Vice President/Controller
     Vice President/Treasurer

16. With respect to the officers noted above, such officers are affiliated with or have ownership in the following corporations (indicate name and address of affiliated companies, type of operations, ownership percentage or other relationship):

     Ronald F. Stengel and Thomas A. Cawley are President and    Vice
President, respectively, of the
firm R. F. Stengel & Co., Inc. R. F. Stengel & Co. Inc. provides interim management services during the bankruptcy proceedings.

17.  The members of the Board of Directors of the Corporation are:

Robert Van Buren............ Chairman of the Board and Director
Ronald F. Stengel........... President, Chief Executive
                                Officer and Director
John A. Piontkowski ........ Senior Vice President, Chief
                                Financial Officer and Assistant
                                Secretary
Thomas A. Cawley............ Vice President/Administration
                                and Director
George H. Hempstead, III.... Director
Robert J. Kammerer ......... Director
John E. Lushefski .......... Director
Craig C. Sergeant .......... Director
Richard R. West ............ Director

     Members of the Board of Directors will change upon the confirmation effective date as shown below:

          Jerome A. Colletti
          W. Michael Driscoll
          William J. Morgan
          Michael J. Murray
          Peter Parts
          Richard N. Rosett
          Ronald F. Stengel


18. The name of the stockholders of the Corporation and their stock holdings are as follows (if stock is widely held indicate only stockholders owning 10% or more of the voting stock):

     Hanson PLC (1)           47.9%
     _______
     (1) Record ownership of the shares indicated is in the name of Milleniun Chemicals, Inc. The business address of Hanson PLC is 1 Grosvenor Place, London SW1X 7JH, England. The
          business address of Hanson Natural Resources Company is c/o Hanson Industries, 99 Wood
          Avenue South, Iselin, New Jersey 08830.

     Upon the confirmation effective date, all existing common stock will be canceled and new shares issued to the unsecured creditors.  The Pension Benefit Guarantee
Corporation is likely to own more than
     10% of the voting stock.

19. There are no judgments or litigation pending by or against the Corporation, its subsidiaries and/or affiliates or any of its officers/principals, except as follows: See Schedule 19

20. At the present time, there are no delinquent taxes due (including, but not limited to, all payroll taxes, personal property taxes, real estate taxes or income taxes) except as follows: Certain taxes incurred prior to July 5,
     1995 which are subject to the bankruptcy proceedings have not been paid. All such unpaid taxes are treated in the Plan of Reorganization, and will be discharged upon effectiveness of the Plan. Income taxes owing to the Internal Revenue Service in the amount of approximately $2.8 million will be satisfied by issuance of a Priority Tax Note, which will bear interest at a rate per annum equal to 9%, and under which interest will be paid quarterly, and principal will be paid in six equal annual installments.


21. The Corporation's assets are owned and held free and clear of any security interests, liens or attachments, except as follows:
                                                  Amount of
Lienholder               Assets                   Debt Secured
Chase Bank               Secured interest         reimbursement
(formerly Chemical       in all Company assets    obligations
 Bank)                                            under letters
                                                  of credit

22. The Corporation has not guaranteed and is not otherwise liable for the obligations of others, except as follows

                                                  Amount of
Debtor                   Creditor                 Obligation

Smith Corona de Mexico   Inmobiliaria Mex-Hong,   Unliquidated-
S.A. de C.V.             S.A. de C.V.             lease
                                                  Obligations

23. The Corporation does not own or license any trademarks, patents, copyrights or other intellectual property, except as follows (indicate type of intellectual property and whether owned or licensed, registration number, date of registration, and, if licensed, the name and address of the licensor): See Schedule 23








24. The Corporation does not have any deposit or investment accounts with any bank, savings and loan or other financial institution, except as follows for the purposes and of the types indicated:

     Bank                Account No.         Purpose/Type

     See Schedule 24

25.  The Corporation's fiscal year ends: June 30



26.  With regard to any pension or profit sharing plan:


     These plans will be treated as provided in the agreement between the Pension Benefit Guaranty
     Corporation and Smith Corona Corporation dated 12/17/96, a copy of which is attached as Schedule
     26.

27.  Certified Public Accounts for the Corporation is the firm of:
     Deloitte and Touche LLP
     333 Ludlow Street
     Stamford, CT 06904
     Partner Handling Relationship: Andrew Wallace
     Were statements uncertified for any fiscal year? No

28. Prompt written notice will be given you of any change or amendment with respect to any of the foregoing.
     Until such notice is received by you, you shall be entitled to rely upon the foregoing in all respects.



                                   Very truly yours,
CORPORATE SEAL TO BE
AFFIXED HEREINBELOW                /S/ John A. Piontkowski
                                   By:  John A. Piontkowski
                                   Title: Sr. VP & CFO





                          Schedule 2b

Copy of Smith Corona Invoice.



                           SCHEDULE 3.9

              CERTAIN INTELLECTUAL PROPERTY MATTERS

SMITH CORONA - U.S. PATENTS


T-NO.   TITLE                INVENTOR      PAT. NO.  ISSUE DATE      EXPIRE
T-206   DUAL SEGMENT CONT.   PORTERFIELD   4131374   12/26/78        12/26/95
        MOTION RIBBON FEED
        MECHANISM

T-208   RIBBON FEED MECH.    PORTERFIELD   4140407   02/20/79        02/20/96
        RESPONSIVE TO CASE   SHATTUCK
        SHIFT MECHANISM

T-213   TYPEWRITER SPIRAL    HOCK          4149809   04/17/79        04/17/96
        DISC PRINTER

T-191   LOW SILHOUETTE       DANNATT       4188137   02/12/80        02/12/97
        KEYBOARD

T-216   TYPEWRITER KEY       MUELLER       4191483   03/04/80        03/04/97
        ACTION

T-218   PLATEN VARIABLE      DEWEY         4235556   11/25/80        11/25/97
                             NELSON

T-214   MULTI BAR ENCODING   JALBERT       4258356   03/24/81        03/24/98
        APPARATUS UTILIZING
        ACOUSTIC ENERGY

T-217   KEY MECHANISM        LONGROD       4269521   05/26/81        05/26/98
        HAVING SNAP ACTION

T-226   ACOUSTIC             RIMBEY        4311991   01/19/82        01/19/99
        TRANSMISSION

T-233   RELEASABLE RIBBON    CAPPOTTO      4337001   06/29/82        06/29/99
        LOCKING DEVICE IN A
        RIBBON CARTRIDGE

T-223   ELECTRIC MOTOR ASSY  HOYER         4340830   07/20/82        07/20/99
                             -ELLEFSEN

T-246   HALFSPACE CONTROL    SMITH         4408918   10/11/83        10/11/00
        SYSTEM FOR ELECTRONIC
        TYPEWRITER WITH
        CORRECTION REGISTER

T-280   AUTOMATIC WORD       BLANCHARD     4561793   12/31/85        12/31/02
        CORRECTING SYSTEM

T-290   ONE-TOUCH CHARACTER  GRAY          4585362   04/29/86        04/29/03
        CORRECTION AND RE-
        PLACEMENT SYSTEM

T-300   SPELLING ERROR       ADAMS         4855620   04/07/87        04/07/04
         FINDING FEATURE     GRAY
        INCLUDING AN
        ELECTRONIC SPELLING
        DICTIONARY

T-304   RIGHT MARGIN ZONE    CURLEY        4878351   07/07/87        07/07/04
        HYPHENATION

T-308   TYPEWRITER LID       MUELLER       4768891   09/06/88        09/06/05
        ACTUATED PRINTING
        ELEMENT HOMING
        AND CARRIER
        REPOSITIONING DEVICE

T-291   COMPACT SPELLING     GRAY          4782484   11/01/88        11/01/05
        -CHECK               ADAMS
        DICTIONARY           DUNCAN


T-292   SPELLING CHECK       GRAY          4783761   11/08/88        11/08/05
        DICTIONARY WITH      ADAMS
         EARLY ERROR SIGNAL  DUNCAN

T-299   WORD PROCESSOR       DUNCAN        4797855   01/10/89        01/10/06
         HAVING SPELLING     GRAY
         CORRECTOR           BATTISTA
        ADAPTIVE TO OPERATOR
        ERROR EXPERIENCE

T-301   DICTIONARY MEMORY    DUNCAN        4807181   02/21/89        02/21/06
        WITH VISUAL          ADAMS
        SCANNING FROM A      GRAY
        SELECTABLE STARTING
        POINT

T-314   ELECTRONIC KEYBOARD  CURLEY        4828826   04/04/89        04/04/06
                             LONGROD

T-316   DICTIONARY           MCRAE         4847766   07/11/89        07/11/06
        TYPEWRITER WITH      ROBERTS
        CORRECTION OF
        COMMONLY CONFUSED
        WORDS

T-328   KEYBUTTON GUIDE      CURLEY        4855548   08/08/89        08/08/06
        ASSY FOR  A KEYBOARD LONGROD

T-324   TAPE CASSETTE FOR    MUELLER       4886383   12/12/89        12/12/06
        METERING CORRECTION

T-327   RIBBON TENSIONING    CAPPOTTO      4886385   12/12/89        12/12/06
         MECH. TAPE FEED

T-326   PUNCTUATION CHECK    MCRAE         4887920   12/19/89        12/19/06
        FEATURE FOR AN       ROBERTS
        ELECTRONIC
        TYPEWRITER

T-317   MEMORY TYPEWRITER    MCRAE         4888730   12/19/89        12/19/06
        WITH COUNT OF        ROBERTS
        OVERUSED WORDS

T-322   INK RIBBON AND       MUELLER       4900171   02/13/90        02/13/07
        CORRECTION TAPE      CAPPOTTO
        CASSETTE CAPABILITY

T-311   AUTO-REALIGNED PRINT DUNCAN        4907900   03/13/90        03/13/07
        CORRECTION

T-325   THESAURUS FEATURE    BLANCHARD     4923314   05/08/90        05/08/07
        FOR ELECTRONIC       ROBERTS
        TYPEWRITERS

T-329   PLURAL CASSETTES     MUELLER       4971462   11/20/90        11/20/07
        HAVING COMPATIBILITY CAPPOTTO
        ARRANGEMENT

T-331   PRINT CARRIER RACK   LONGROD       4976556   12/11/90        12/11/07
        DRIVEMENT

T-343   PLAIN PAPER CARTRIDGE CURLEY       505793   10/15/91         10/15/08
        FOR FACSIMILE MACHINE

T-330   ELECTRONIC           DUNCAN        5060154   10/22/91        10/22/08
        TYPEWRITER OR WORD
        PROCESSOR WITH
        DETECTION AND/OR
        CORRECTION OF
        SELECTED PHRASES
T-344   THERMAL PAPER        CURLEY        5060076   10/21/91        10/21/08
        CARTRIDGE FOR
        FACSIMILE MACHINE

T-349   THERMAL PRINT HEAD   MARTINEZ      5106213   04/21/92        04/21/09
        CONTROL MECHANISM    CURLEY

T-362   INTEGRAL LOCKING     BARON         5158382   10/27/92        10/27/09
        DEVICE FOR A         ANDERSON, JR.
        TYPEWRITER

T-346   HINGE FOR USE WITH   SHERMAN       5165145   11/24/92        11/24/09
        PORTABLE ELECTRONIC
        APP.

T-361   PRINTING DEVICE      MARTINEZ      5174666   12/29/92        12/29/09
        HAVING PRINTWHEEL    MUELLER
        COUPLING MEANS

T-363   PRINTING MECHANISM   PAWLAK        5174671   12/29/92        12/29/92
        WITH PRINT HAMMER    RIMBEY
        HAVING NOISE         ANDERSON, JR.
        DAMPENER

T-358   QUIET IMPACT         RIMBEY        5183344   02/02/93        02/02/10
        PRINTER MECH.        PAWLAK
                             RODEE

T-358   QUIET IMPACT.        RIMBEY        5199804   04/06/93        04/06/10
CIP     PRINTER MECH         PAWLAK

T-329   CASSETTE HAVING     CAPPOTTO      5267803   12/07/93        12/07/10
C4      COMPATIBILITY
        ARRANGEMENT

T-367   MINIATURE KEYBOARD   SMILEY        5383735   01/24/95        01/24/12
 DIV

                      SMITH CORONA - U.S. DESIGN PATENTS

        ISSUE
T-NO.   TITLE                INVENTOR      PAT. NO.  DATE            EXPIRE

TD-225  CARRYING CASE FOR A  LABARBARA     D259,975  07/28/81        07/28/95
        TYPEWRITERS

TD-224  TYPEWRITER           LABARBARA     D262,036  11/24/81        11/24/95

TD-227  RIBBON CARTRIDGE     CHRISTIE      D265,566  07/27/82        07/27/96
                             CAPPOTTO

TD-238  RIBBON CARTRIDGE     CHRISTIE      D265,567  07/27/82        07/27/96
                             CAPPOTTO

TD-241  TYPEWRITER           JOLLIFFE      D266,674  10/26/82        10/26/96

TD-236  PRINT ELEMENT        CLAXTON       D266,742  11/02/82        11/02/96
        CONTAINER

TD-240  CONTROL KNOB FOR     JOLLIFFE      D267,254  12/14/82        12/14/96
        OFFICE MACHINES

TD-248  RIBBON CARTRIDGE     PAONE         D267,542  01/11/83        01/11/97
        SHIPPING TRAY

TD-262  CONTROL KNOB FOR AN  JOLLIFFE      D268,846  05/03/83        05/03/97
        OFFICE MACHINE

TD-260  PRINTER              LABARBARA     D269,346  06/14/83        06/14/97

TD-259  CASE FOR A           LABARBARA     D269,647  07/12/83        07/12/97
        TYPEWRITER

TD-258  TYPEWRITER           CLAXTON       D270,070  08/09/83        08/09/97
                             JOLLIFFE

TD-255  TYPEWRITER           METZNER       D270,545  09/13/83        09/13/97


TD-273  TYPEWRITER           JOLLIFFE      D271,024  10/18/83        10/18/97

TD-275  TYPEWRITER           JOLLIFFE      D277,968  03/12/85        03/12/99

TD-278  TYPEWRITER           CORNELIUS     D281,253  11/05/85        11/05/99

TD-281  TYPEWRITER           JOLLIFFE      D281,509  11/26/85        11/26/99

TD-293  RIBBON CASSETTE      CAPPOTTO      D289,529  04/28/87        04/28/01
                             BARTOLONE

TD-297  TYPEWRITER           BENSON        D289,902  05/19/87        05/19/01

TD-294  TYPEWRITER LID       GREENE        D290,468  06/23/87        06/23/01
                             MCCALL

TD-303  TYPEWRITER           KASPRZYCKI    D301,041  05/09/89        05/09/03

TD-323  RIBBON CASSETTE      MUELLER       D308,070  05/22/90        05/22/04
                             VOUGHT

TD-319  TYPEWRITER           KASPRZYCKI    D308,535  06/12/90        06/12/04
                             VOUGHT
TD-335  PORTABLE WORD        LAMPE         D309,859  08/14/90        08/14/04
        PROCESSOR

TD-332  HAND HELD ELECTRONIC KASPRZYCKI    D310,209  08/28/90        08/28/04
        DICTIONARY

TD-323  RIBBON CASSETTE      MUELLER       D310,384  09/04/90        09/04/04
CIP                          VOUGHT

TD-312  TYPEWRITER           KASPRZYCKI    D311,926  11/06/90        11/06/04


TD-336  PRINTER              LAMPE         D315,172  03/05/91        03/05/05

TD-333  TYPEWRITER           PIERCE        D316,558  04/30/91        04/30/05

TD-313  TYPEWRITER           KASPRZYCKI    D317,321  06/04/91        06/04/05

TD-334  TYPEWRITER           PIERCE        D317,934  07/02/91        07/02/05

TD-339  POCKET ELECTRONIC    PIERCE        D319,223  08/20/91        08/20/05
        DICTIONARY           KASPRZYCKI

TD-338  WORD PROCESSOR       LAMPE         D319,636  09/03/91        09/03/05

TD-348  RIBBON CASSETTE      LAMPE         D319,652  09/03/91        09/03/05

TD-337  TYPEWRITER           KASPRZYCKI    D322,087  12/03/91        12/03/05

TD-340  TYPEWRITER           PIERCE        D332,960  02/02/93        02/02/07

TD-353  WORD PROCESSOR       LAMPE         D333,830  03/09/93        03/09/07

TD-355  WORD PROCESSOR       SMILEY        D333,816  03/09/93        03/09/07

TD-354  PORTABLE WORD        SMILEY        D335,123  04/27/93        04/27/07
         PROCESSOR
                         SMITH CORONA, FOREIGN PATENTS

T-NO.   TITLE                      COUNTRY      PAT. NO.     ISSUE
                                                             DATE

T-223   ELECTRIC MOTOR ASSEMBLY    CANADA       1156704      11/08/83

T-242   RIBBON CARTRIDGE HANDLING  CANADA       1256593      11/08/83
        APPARATUS

T-244   SPACEBAR TOUCH CONTROL     CANADA       1150657      07/26/83
        APPARATUS

T-253   REVERSE TABULATION         CANADA       1193993      09/24/85

T-276   CABLE DRIVE SYSTEM         CANADA       1214423      11/25/86

T-276   CABLE DRIVE SYSTEM         JAPAN        2-39,989     09/09/90

T-280   AUTOMATIC WORD             CANADA       1219680      03/24/87
        CORRECTING SYSTEM

T-280   AUTOMATIC WORD             GREAT        2156559      01/22/87
        CORRECTING SYSTEM          BRITAIN

T-314   ELECTRONIC KEYBOARD        CANADA       1294020      07/01/92

T-322   CASSETTE COMPATIBILITY     TAIWAN       UM071575     02/21/92

T-322   CASSETTE COMPATIBILITY     MEXICO       171119       10/01/93

T-322   CASSETTE COMPATIBILITY     TAIWAN       NI-42715     11/21/90

T-322   CASSETTE COMPATIBILITY     CANADA       1309371      10/27/92

T-322   CASSETTE COMPATIBILITY     TAIWAN       UM-101630    10/12/95

T-322   CASSETTE COMPATIBILITY     KOREA        66238        10/08/93

T-322   CASSETTE COMPATIBILITY     JAPAN        63-215341    02/26/96

T-324   TAPE CASSETTE FOR          TAIWAN       NI-37536     06/26/90
        METERING CORRECTION
        TAPE FEED

T-324   TAPE CASSETTE FOR          EUROPEAN     0330777      07/17/91
        METERING CORRECTION
        TAPE FEED

T-324   TAPE CASSETTE FOR          KOREA        43988        08/30/91
        METERING CORRECTION
        TAPE FEED

T-324   TAPE CASSETTE FOR          MEXICO       164035       07/10/92
        METERING CORRECTION
        TAPE FEED

T-324   TAPE CASSETTE FOR          SINGAPORE    1136/92      11/12/92
        METERING CORRECTION
        TAPE FEED

T-327   RIBBON TENSIONING MECH.    KOREA        61177        05/01/92

T-327   RIBBON TENSIONING MECH.    JAPAN        2057379

T-328   KEYBUTTON GUIDE ASSY       CANADA       1327222      02/22/94
        FOR A KEYBOARD

T-329   PLURAL CASSETTES HAVING    FRANCE       0319285      03/03/93
        COMPATIBILITY ARRANGEMENT
        (RIBBON CASSETTE)

T-329   PLURAL CASSETTES HAVING    SINGAPORE    9390627.9    06/16/93
        COMPATIBILITY ARRANGEMENT
        (RIBBON CASSETTE)

T-329   PLURAL CASSETTES HAVING    GERMANY      387853.5     03/03/93
        COMPATIBILITY ARRANGEMENT
        (RIBBON CASSETTE)

T-329   PLURAL CASSETTES HAVING    ITALY        67608 BE-93  03/08/93
        COMPATIBILITY ARRANGEMENT
        (RIBBON CASSETTE)

T-329   PLURAL CASSETTES HAVING    SWITZERLAND 319285.4      03/08/93
        COMPATIBILITY ARRANGEMENT
        (RIBBON CASSETTE)

T-359   SYSTEM INCLUDING INK       GREAT        0449392      05/18/94
        RIBBON AND CORRECTION      BRITAIN
        TAPE CASSETTES HAVING A
        COMPATIBILTY ARRANGEMENT

T-360   CORRECTION TAPE CASSETTE   GREAT        448184       07/06/94
        HAVING COMPATIBILITY       BRITAIN
        ARRANGEMENT

T-360   CORRECTION TAPE CASSETTE   ITALY        70350 BE-94  10/04/94
        HAVING COMPATIBILITY
        ARRANGEMENT
                      SMITH CORONA, FOREIGN PATENT - DESIGN

T-NO.     TITLE              COUNTRY       PAT. NO.           ISSUE DATE

TD-323    RIBBON CASSETTE    CANADA        62181              12/20/88
TD-323    RIBBON CASSETTE    FRANCE        88 3447            09/08/89
TD-323    RIBBON CASSETTE    GREAT         1051115            01/04/89
                             BRITAIN
TD-323    RIBBON CASSETTE    GERMANY       MR29654            06/30/88
TD-323    RIBBON CASSETTE    ITALY         53758              04/02/90
TD-323    RIBBON CASSETTE    JAPAN         62 7791            10/25/91
TD-323    RIBBON CASSETTE    KOREA         96880              10/12/89
TD-323    RIBBON CASSETTE    MEXICO        3955               11/14/90
TD-323    RIBBON CASSETTE    SWITZERLAND   116899             09/26/88

TD-323CIP RIBBON CASSETTE    FRANCE        88 7313            11/17/89
TD-323CIP RIBBON CASSETTE    GERMANY       M88030784          11/09/88
TD-323CIP RIBBON CASSETTE    ITALY         57054              02/07/92
TD-323CIP RIBBON CASSETTE    SWITZERLAND   117158             11/25/88

TD-348    RIBBON CASSETTE    FRANCE        02 96095           05/30/91

                         SMITH CORONA, U.S. APPLICATIONS

T-NO.    TITLE                        S.N.        FILING DATE
T-366    INTEGRAL LINEFINDER          08/144,387  11/02/93
         AND RIBBON GUIDE

T-368    MINIATURE KEYBOARD           08/095,470  07/23/93

T-372    LABEL PRINTER AND TAPE       08/174,936  12/28/93
         AND INK CARTRDIGE FOR
         USE THEREIN


DES.
------
TD-373   LABEL PRINTER                29/018,252  02/02/94

TD-374   RIBBON AND TAPE CART.        29/018,262  02/02/94

                        SMITH CORONA, FOREIGN APPLICATIONS

T-NO.     TITLE                       COUNTRY     S.N.              FILING
DATE

T-314     ELECTRONIC KEYBOARD         JAPAN       63-325,750 12/23/88
T-314     ELECTRONIC KEYBOARD         KOREA       17,062/1988       12/20/88

T-322     CASSETTE COMPATIBILITY      TAIWAN      80 212,802 07/28/88

T-324     TAPE CASSETTE FOR METERING  JAPAN       63-221,514 09/06/88
          CORRECTION TAPE FEED

T-327     RIBBON TENSIONING MECH.     JAPAN       1-116,249         05/11/89

T-328     KEYBUTTON GUIDE ASSEMBLY    JAPAN       1-46,358          02/27/89
          FOR A KEYBOARD

T-331     CARRIER RACK DRIVE          CANADA      2004580           12/05/89
T-331     CARRIER RACK DRIVE          JAPAN       1-338862          12/28/89
T-331     CARRIER RACK DRIVE          KOREA       2371990           01/08/90
T-331     CARRIER RACK DRIVE          MEXICO      19029             01/05/90
T-331     CARRIER RACK DRIVE          NORWAY      P900067           01/08/90
T-331     CARRIER RACK DRIVE          PORTUGAL    92,810L           01/09/90

T-347     RIBBON CASSETTE WITH        CANADA      2031152           11/29/90
          INTEGRAL PAPER GUIDE
T-347     RIBBON CASSETTE WITH        JAPAN       2-414792          12/27/90
          INTEGRAL PAPER GUIDE
T-347     RIBBON CASSETTE WITH        KOREA       20522/1990 12/13/90
          INTEGRAL PAPER GUIDE
T-347     RIBBON CASSETTE WITH        NORWAY      P905335           01/07/91
          INTEGRAL PAPER GUIDE
T-347     RIBBON CASSETTE WITH        PORTUGAL    96466             01/11/91
          INTEGRAL PAPER GUIDE

T-352     BRAKE MECHANISM FOR A       CANADA      2037323           02/28/91
          PIVOTABLE CHARACTER DISPLAY
T-352     BRAKE MECHANISM FOR A       JAPAN       3-94696           04/01/91
          PIVOTABLE CHARACTER DISPLAY

T-358CIP  QUIET IMPACT PRINTER MECH.  CANADA      2076992           08/27/92
T-358CIP  QUIET IMPACT PRINTER MECH.  JAPAN       4-265,306         09/08/92
T-358CIP  QUIET IMPACT PRINTER MECH.  MEXICO      92-6123           10/23/92

T-363     PRINTING MECH. WITH PRINT   CANADA      2076900           08/27/92
          HAMMER HAVING NOISE
          DAMPENER
T-363     PRINTING MECH. WITH PRINT   JAPAN       4-266,489         09/09/92
          HAMMER HAVING NOISE
          DAMPENER
T-363     PRINTING MECH. WITH PRINT   MEXICO      92-6188           10/27/92
          HAMMER HAVING NOISE
          DAMPENER

T-372     LABEL PRINTER AND TAPE AND  CANADA      N.A.              11/17/94
          INK CARTRIDGE FOR USE
          THEREIN
T-372     LABEL PRINTER AND TAPE AND  EUROPEAN    94308594.4 11/22/94
          INK CARTRIDGE FOR USE
          THEREIN

SCHEDULE 2

----------
TRADEMARKS AND TRADEMARK LICENSES

Trade Name
----------
Smith Corona Corporation

Trademark License
-----------------
SCM Office Supplies, Inc. and Ampad Corporation
   July 5, 1994

                                                             TRADEMARKS
                                                            ----------
A.  U.S. TRADEMARKS


TRADEMARK      GOODS                              REGNO     EXPIRES   C_UDATE
---------      -----                              -----     -------   -------

AUTOSPELL      TYPEWRITERS                       1469029   2007/12/15 2007/06/
CHARACTERSWAP  TYPEWRITERS/PWPS                  1783432   2003/07/20 1998/07/
CITATION       TYPEWRITERS                       727463    2002/02/13 2001/07/
CORONA         TYPEWRITERS                       1807465   2003/11/30 1998/11/
CORONACOM      WP PRINTED CIRCUIT BOARD          1792130   2003/09/07 1998/09/
CORONAFAX      FAX MACHINES, CARRYING CASES,
               KITS, PAPER FOR FAX MACHINES       APPLN
CORONAFONT     COMPUTER SOFTWARE FOR PRINTIN
                FONTS                            1667484   2001/12/10 1996/12/
CORONAJET      PRINTERS                          1769203   2003/05/04 1998/05/
CORONAMATIC    TYPEWRITER AND TYPEWRITER         1023212
               RIBBON CARTRIDGES
CORONAPRINT    CORRECTION TAPES, ET AL.
               FOR WPS AND TYPEWRITERS           1820586   2004/02/08 1999/02/
DESIGN        (KEYBUTTON), WORDPROCESSORS       1625761
              AND TYPEWRITERS
DEVILLE        TYPEWRITERS                       932178    2002/01/14 2001/07/
ERASE-A-WORD   TYPEWRITERS                       1442567SR 2007/06/09 1992/06/
EXPRESSION     TYPEWRITERS                        APPLN
FLAT PAPER
OUTPUT         FACSIMILE MACHINES                 APPLN
GALAXIE        TYPEWRITERS                       707783    2000/11/29 2000/05/
GRAMMAR-RIGHT
SYSTEM I       TYPEWRITERS                       1503854   2008/09/13 1993/09/
H              KITS - WP & TYPEWRITER            1748229   2003/01/26 1997/07/
INKIT          INK KITS FOR PRINTER CARTRIDGES   APPLN
INKIT AND DESIGN INK KITS FOR PRINTER CARTRIDES APPLN
HRT            PRINTERS                          1810619   2003/12/14 1998/12/
IQ
IQ INTELLIGENTLY
TYPEWRITERS/WPS                                  1778243   2003/06/22 1998/06/
LIFT-RITE      TW RIBBONS,CARTRIDGES             1214793   2002/11/02 2001/06/
LINEERASER     AUTOMATIC ERASING MEANS
                SOLD AS PART OF TYPEWRITER       1558632SR 1999/08/07 1994/08/
MEMORY CORRECT TYPEWRITERS                       1976917
OFFICE 2000    TYPEWRITERS                        1959363
PHRASE ALERT   TYPEWRITER COMPONENT
               SIGNALLING OPERATOR OF
               MISUSED PHRASES                   1624761   2000/11/27 1995/11/
PUNCTUATION
CHECK          TYPEWRITERS                       1578403SR 2000/01/16 1995/01/
PWP            WORD PROCESSORS                   1670136   2001/12/31 1996/12/
PWP START-RITE SUPPLIES FOR PWP                  1479472   2008/03/08 2007/10/
PWP START-RITE KITS WP PRINT WHEELS, DATA
               DISKS & CASSETTES                 1800511   2003/10/26 1998/04/
RE-RITE        TW RIBBON CARTRIDGES              1079860   1997/12/20 1997/06/
RIGHT RIBBON
 SYSTEM        WORD PROCESSORS, TYPEWRITERS
               AND ACC & SUPPLIES                1583619   2000/02/20 1995/02/
SCM            TYPEWRITERS AND TYPEWRITER
               RIBBON CASSETTES                  1873814   2005/01/17 2000/01/
SCM (tri-bar)  TYPEWRITERS                       738222    2002/09/25 2002/03/

SCM (tri-bar)  RIBBON CARTRIDGES                 1208293   2002/09/14 2002/03/
SCM (tri-bar)  ELECTROSTATIC COPY PAPERS         774333    2004/08/04 2004/02/
SCM (tri-bar)  TYPEWRITERS AND TYPEWRITER
               RIBBON CASSETTES                  1871294   2005/01/03 2000/01/
SCM            OFFICE SUPPLIES                   1909974
SCM (tri-bar)  OFFICE SUPPLIES                   1909973
SIMPLY SMART   COMPUTERS                         1709808   2002/08/25 1997/08/
SMITH CORONA   WORD PROCESSORS                   1620948   2000/11/06 1995/11/
SMITH CORONA   PRINTERS                          1631434   2001/01/15 1996/01/
SMITH CORONA
(LOGO)         WORD PROCESSORS                   1633823   2001/02/05 1996/02/
SMITH CORONA
(LOGO)         TYPEWRITERS                       1396799   2006/06/10 2005/12/
SMITH CORONA
(LOGO)         PRINTERS                          1633042   2001/01/29 1996/01/
SMITH CORONA
(LOGO)         MACHINES FOR LAMINATING
               DOCUMENTS                         1870333   2004/12/27 1999/12/
SMITH CORONA
(LOGO)         FAX MACHINES, ETC, PAPER
               & SUPPLIES FOR FAX                1940192
SMITH CORONA
(LOGO)         CALCULATORS                       1859130
SMITH CORONA   WORD PROCESSORS                   1620948   2000/11/06 1995/11/
SMITH-CORONA   TYPEWRITERS,ADD MACHINES          517362    2009/11/08 2009/05/
SMITH CORONA   SUPPLIES/ACCESSORIES
(horizontal    FOR TYPEWRITERS, WORD
 form)         PROCESSORS                        1889075
SPELL-RIGHT I  TYPEWRITERS                       1529647   1999/03/14 1994/03/
TOOLS FOR
THOUGHT        WPS, TYPEWRITERS, PCS             1787277   2003/08/20 1998/08/
WORKROOM       OFFICE, WORK STATIONS, DESK
               & COMPUTER ACCESSORIES             APPLN
WORD-RIGHT     WORD PROCESSOR, TYPEWRITER
               COMPONENTS                        1776316   2003/06/15 1998/06/
WORD-RIGHT &
DESIGN         TYPEWRITERS                       1410436   2006/09/23 2006/03/
WORDERASER     TYPEWRITERS                       1361225SR 2005/09/17 2005/03/
WORDERASER     TYPEWRITER COMPONENT
               FOR ERASING SPELLING ERRORS       1683757   2002/04/21 1997/04/
WORDFIND       TYPEWRITERS                       1428368   2007/02/10 2006/08/
WORDSWAP       TYPEWRITERS/PWPS                  1779404   2003/06/29 1998/06/




B. FOREIGN TRADEMARKS


Trademark        INDEX#   Country     Goods                 Regno   C_ud
-----------------------------------  -------                -----  ----
SCM (tri-bar)    SCM106   ARGENTINA  CALCULATORS, ADDING
                                         MACHINES      1054227 2003
SMITH-CORONA     SCM111   ARGENTINA  TYPEWRITERS            1053107 2003
CORONACALC       SCM193   AUSTRALIA  ALL GOODS IN CLASS 9   A525768 1996
CORONAMATIC      SCM92    AUSTRALIA  TYPEWRITERS, RIBBON
                                         CARTRIDGES         302674  1997
RIGHT RIBBON
SYSTEM           SCM133   AUSTRALIA  TYPEWRITERS & PARTS    APPLN
RIGHT RIBBON
 SYSTEM          SCM133   AUSTRALIA  TYPEWRITERS, PARTS
                                         & ACCES.      APPLN
SCM (tri-bar)    SCM106   AUSTRALIA  TYPEWRITERS & PARTS    B172444 1998
SCM (tri-bar)    SCM106   AUSTRALIA  TYPEWRITER REPAIR,
                                     SERVICE, MAINTENANCE   B332952 1999
SMITH CORONA     SCM236   AUSTRALIA  WORD PROCESSORS        A521844 1996
SMITH CORONA
 logo            SCM229   AUSTRALIA  TYPEWRITERS            A560884 1996
SMITH CORONA
 logo            SCM229   AUSTRALIA  WORD PROCESSORS &
                                         COMPUTER HDW       A560885 1998
SMITH CORONA
 logo            SCM395   AUSTRALIA  CALCULATORS & OTHER
                                         GOODS IN CLASS     APPLN
SMITH CORONA
 logo            SCM416   AUSTRALIA  MACHINES FOR LAMINA-
                                         TING DOCUMENTS     A606182 2000
SMITH-CORONA     SCM111   AUSTRALIA  TYPEWRITERS & PARTS    A105164 2006
START-RITE       SCM117A  AUSTRALIA  ALL GOODS IN CLASS 16  561034  1998
START-RITE       SCM117B  AUSTRALIA  ALL GOODS IN CLASS 9   B55588  1997
START-RITE       SCM117C  AUSTRALIA  SUPPLIES FOR
                                         TYPEWRITERS & W/P A606181
IQ INTELLIGENTLY
 QUIET           SCM360   AUSTRIA    TWS, WP SYSTEMS, ETC   147077  2002
SMITH CORONA
 logo            SCM229   AUSTRIA     WORD PROCESSORS,
                                         TYPEWRITERS        140341  2001
SMITH-CORONA     SCM236   AUSTRIA     TYPEWRITERS & WORD
                                         PROCESSORS         034124  1995
WORDERASER       SCM122   AUSTRIA     TYPEWRITERS, WORD
                                         PROCESSORS         130171  1999
CORONA           SCM90    BENELUX     TYPEWRITERS           72103   2000
CORONAMATIC      SCM92    BENELUX     TYPEWRITERS           335003  1995
H                SCM191   BENELUX     TYPEWRITER PARTS &
                                         ACCESSORIES        538481  2003
IQ SERIES
INTELLIGENTLY
 QUIET           SCM360   BENELUX     TYPEWRITERS           520111  2001
RIGHT RIBBON
 SYSTEM          SCM133   BENELUX     ALL GOODS IN CLASSES
                                         9 & 16             466898  1999
SCM (tri-bar)    SCM106   BENELUX     TYPEWRITERS, COPIERS,
                                         CALCULATORS        072106  2002
SMITH CORONA     SCM236   BENELUX     WORDPROCESSORS        474890  1999
SMITH CORONA
logo             SCM229   BENELUX     TYPEWRITERS ETC       505484  2001
SMITH-CORONA
 design          SCM111   BENELUX     TYPEWRITERS,
                                         CALCULATORS        072105  2000
SMITH CORONA
design           SCM416   BENELUX     MACHINES FOR
                                      LAMINATING DOCUMENTS  535836  2003
SMITH CORONA
 design          SCM395   BENELUX     CALCULATORS           535836  2003
SPELL-RIGHT      SCM33A   BENELUX     TYPEWRITERS           464222  1998
SPELL-RIGHT      SCM33B   BENELUX     COMPUTERS,WORD
                                      PROCESSORS &
                                       TYPEWRITERS          464222  1998
SPELL-RIGHT &
 design          SCM33C   BENELUX     TYPEWRITERS &
                                      ACCESSORIES           431230  1996
WORDERASER       SCM122   BENELUX     TYPEWRITERS &
                                      ACCESSORIES           430672  1996
SCM (tri-bar)    SCM106   BOLIVIA     TYPEWRITERS           37465   1997
SMITH-CORONA     SCM111A  BOLIVIA     CALCULATING MACHINES  42442   1999
SMITH-CORONA     SCM111B  BOLIVIA     TYPEWRITERS & PARTS   42443   1999
SMITH-CORONA     SCM111   BRAZIL      TYPEWRITERS, PARTS
                                      SUPPLIES, WPS &
                                      PRINTERS              2778637 2001
CHARACTER SWAP   SCM376   CANADA      TYPEWRITERS/WORD
                                      PROCESSORS            APPLN
CORONAFAX        SCM245   CANADA      FACSIMILE MACHINES&
                                      ACCESSORIE            APPLN
CORONAFONT       SCM319   CANADA      COMPUTER SOFTWARE FOR
                                      PRINTING FONTS        439983  2009
CORONAMATIC      SCM92    CANADA      TYPEWRITERS &
                                      CARTRIDGES            212703  2005
CORONCALC        SCM193   CANADA      WORD PROCESSORS       379789  2005
H                SCM191   CANADA      WORD PROCESSORS       APPLN
IQ INTELLIGENTLY
QUIET            SCM360   CANADA      TYPEWRITERS & PWPS    426936  2008
PHRASE ALERT     SCM151   CANADA      TYPEWRITER FEATURE    373404  2005
PRESTIGE         SCM175   CANADA      TYPEWRITERS           276505  1997
PWP              SCM196   CANADA      WORD PROCESSORS       386454  2006
RIGHT RIBBON
 SYSTEM          SCM133A  CANADA      TYPEWRITERS           363178  2004
RIGHT RIBBON
 SYSTEM          SCM133B  CANADA      WPS,RIBBON, TAPE
                                      CASSETTES FOR         APPLN
                                      TWS & WPS
RIGHT RIBBON
 SYSTEM          SCM133C  CANADA      TYPEWRITERS           363178  2004
SCM (tri-bar)    SCM106   CANADA      TYPEWRITERS, ADDING
                                      MACHINES,PHOTOCOPY    149596  1996
SMITH CORONA     SCM236   CANADA      WPS,COMPONENTS, ELECT
                                      REF DEVICES           423537  2008
SMITH CORONA
 Logo            SCM229A  CANADA      TYPEWRITERS           333676  2002
SMITH CORONA
 Logo            SCM229B  CANADA      TYPEWRITERS, WORD
                                      PROCESSORS, PARTS     427137  2008
SMITH CORONA
 Logo            SCM395   CANADA      CALCULATORS           435689  2009
SMITH CORONA
 Logo            SCM416   CANADA      MACHINES FOR
                                      LAMINATING DOCUMENTS  APPLN
SMITH-CORONA     SCM111   CANADA      TYPEWRITERS, RIBBONS, TMDA
                                      PAPER+                54677   2002
SPELL-RIGHT I &
 design          SCM33    CANADA      TYPEWRITERS           328817  2002
START-RITE       SCM117   CANADA      PRINT/CORRECTION
                                      RIBBONS & PRINT WHEELS356852  2003
TOMORROWS TECH-
NOLOGY AT YOUR
 TOUCH           SCM178   CANADA      WORD PROCESSORS       393105  2006
TOOLS FOR
 THOUGHT         SCM351   CANADA      TYPEWRITERS, W/P, PCS 422527  2008
WORDERASER       SCM122   CANADA      TYPEWRITERS           341784  2002
WORDSWAP         SCM377   CANADA      TYPEWRITERS/WORD
                                      PROCESSORS            APPLN
SCM (tri-bar)    SCM106   CHILE       TYPEWRITERS, PAPER    411685  2003
SMITH CORONA
 logo            SCM229   CHILE       WORD PROCESSORS,
                                      TYPEWRITERS           378177  2001
SMITH-CORONA     SCM111   CHILE       TYPEWRITERS, COPYING,
                                      PRINTING              350316  1999
SMITH CORONA
 Logo            SCM229   COLOMBIA    TYPEWRITERS           158737  2003
SCM (tri-bar)    SCM106   COLOMBIA    TYPEWRITERS           94965   1998
SMITH-CORONA     SCM111   COLOMBIA    TYPEWRITERS           29016   2001
                                                            29016A
SCM (tri-bar)    SCM106   COSTA RICA  TYPEWRITERS           26614   1997
SMITH-CORONA     SCM111   COSTA RICA  TYPEWRITERS & PARTS   13067   2000
SMITH-CORONA     SCM111   CYPRUS      TYPEWRITERS & PARTS   4550    2001
H-SERIES         SCM191   DENMARK     TYPEWRITER PARTS &
                                      ACCESSORIES
IQ SERIES
INTELLIGENTLY    SCM360   DENMARK     TYPEWRITERS           9416/   2002
 QUIET                                                      1992
SCM (tri-bar)    SCM106   DENMARK     TYPEWRITERS,+         VRO3589 2004
                                                            1964
SMITH CORONA     SCM236   DENMARK     WORD PROCESSORS       APPLN
SMITH CORONA
 logo            SCM229   DENMARK     WORD PROCESSORS,      07214/  2003
                                      TYPEWRITERS ETC       1993
SMITH-CORONA     SCM111   DENMARK     TYPEWRITERS,+         353/19512000
SPELL-RIGHT      SCM33    DENMARK     TYPEWRITERS           3256-   1999
                                                            1990
SMITH-CORONA     SCM111   DOMINICAN   TYPEWRITERS, ADDING   7601    2000
                          REP         MACHINES
SMITH CORONA
logo             SCM111   ESTONIA     TYPEWRITER, WPS       09811   1999
SMITH CORONA
 logo            SCM229   FINLAND     WORD PROCESSORS,
                                      TYPEWRITERS           129988  2003
SMITH-CORONA     SCM111   FINLAND     TYPEWRITERS, ADDING
                                      MACHINES              64935   1995
CORONA           SCM90    FRANCE      ADDING MACHINES       1652125 2000
CORONA           SCM90B   FRANCE      TYPEWRITERS & PARTS   1195240 2001
H                SCM191   FRANCE      TYPEWRITER PARTS &
                                      ACCESSORIES           934873252003
IQ INTELLIGENTLY
 QUIET           SCM360   FRANCE      TYPEWRITERS & PWPS    924326322002
RIGHT RIBBON
 SYSTEM          SCM133   FRANCE      ALL GOODS IN CLASSES
                                      9 & 16                1558288 1999
SCM (tri-bar)    SCM106   FRANCE      TYPEWRITERS           1589956 1999
SMITH CORONA     SCM236   FRANCE      WORD PROCESSORS       1584299 1999
SMITH CORONA
 Logo            SCM229   FRANCE      TYPEWRITERS, WORD
                                      PROCESSORS            1692649 2001
SMITH CORONA
 logo            SCM395   FRANCE      CALCULATORS           460268  2002
SMITH CORONA
 logo            SCM416   FRANCE      MACHINES FOR          93/
                                      LAMINATING DOCUMENTS  478888  2003
SMITH-CORONA     SCM111   FRANCE      TYPEWRITERS, WORD
                                      PROCESSORS            1584299 1999
SPELL-RIGHT      SCM33    FRANCE      TYPEWRITERS           1528853 1998
WORDERASER       SCM122   FRANCE      ALL GOODS IN CLASSES
                                      9&16                  1569351 1998
H                SCM191   GERMANY     TYPEWRITERS PARTS &
                                      ACCESSORIES           APPLN
SCM SMITH-CORONA SCM111A  GERMANY     TYPEWRITERS           857102  1996
SMITH CORONA     SCM236   GERMANY     WORD PROCESSORS       1179305 1996
SMITH CORONA
 logo            SCM229   GERMANY     TYPEWRITERS & WORD
                                      PROCESSORS            2030234 2001
SMITH CORONA
 logo            SCM416   GERMANY     LAMINATING MACHINES
                                      FOR DOCUMENTS         2067581 2003
SMITH CORONA
 logo            SCM395   GERMANY     CALCULATORS, POCKET
                              CALCULATORS              2067581 2003
SMITH-CORONA     SCM111   GERMANY     TYPEWRITERS           627719  2000
H                SCM191   GREECE      TYPEWRITER PARTS
                                   & ACCESSORIES       APPLN
SMITH-CORONA     SCM111   GREECE      TYPEWRITERS,
                              ADDING MACHINES          47177   2001
SPELL-RIGHT      SCM33    GREECE      TYPEWRITERS           95160   1999
SMITH-CORONA     SCM111A  GUATEMALA   TYPEWRITERS & PARTS   7930    2001
SMITH-CORONA     SCM111B  GUATEMALA   ADDING MACHINES       7929    2001
CORONAMATIC      SCM92    HONG KONG   TYPEWRITERS & PARTS   1769    1997
SCM (tri-bar)    SCM106   HONG KONG   TYPEWRITERS & ADDING
                              MACHINES            8584/5  2002
SMITH-CORONA     SCM111   HONG KONG   TYPEWRITERS & ADDING   1072/
                              MACHINES             1949   2004
SMITH CORONA
 logo            SCM229   HUNGARY     WORD PROCESSORS       132293  2006
SMITH-CORONA     SCM111   INDIA       TYPEWRITERS & PARTS   147010  2000
SMITH-CORONA     SCM111   INDONESIA   TYPEWRITERS & ADDING
                              MACHINES            85506   1997
H SERIES         SCM191   IRELAND     TYPEWRITERS,
                              ACCESSORIES & STA   APPLN
SCM (tri-bar)    SCM106   ISRAEL      TYPEWRITERS           34228   2006
SMITH-CORONA     SCM111   ISRAEL      TYPEWRITERS & PARTS   34230   2006
H                SCM191   ITALY       TYPEWRITERS & WORD
                              PROCESSORS
CORONA           SCM90A   ITALY       TYPEWRITERS & PARTS   429388  1993
IQ INTELLIGENTLY
 QUIET           SCM360   ITALY       TYPEWRITERS & PWPS    APPLN
SCM              SCM109   ITALY       TYPEWRITERS + VARIOUS
                                   GOODS                              264828
2000
SCM (tri-bar)    SCM106   ITALY       TYPEWRITERS + VARIOUS
                              GOODS                    264830  2000
SMITH CORONA     SCM236   ITALY       WORD PROCESSORS       605763  1998
SMITH CORONA
 Logo            SCM229   ITALY       TYPEWRITERS & WORD
                              PROCESSORS               APPLN
SMITH-CORONA     SCM111   ITALY       TYPEWRITERS           423515
SPELL-RIGHT      SCM33    ITALY       ALL GOODS IN CLASES
                              9&16                557752  1999
WORDERASER       SCM122   ITALY       ALL GOODS IN CLASSES
                              9&16                559888  1999
SCM (tri-bar)    SCM106A  JAPAN       ADDING MACHINES       613969  2002
SCM              SCM106B  JAPAN       CARBON RIBBONS AND
                              STATIONERY               616121  ABAN
SMITH CORONA     SCM236   JAPAN       WORD PROCESSORS       2495000 2002
SMITH CORONA
 Logo            SCM395   JAPAN       CALCULATORS           APPLN
SMITH-CORONA     SCM111   JAPAN       TYPEWRITERS & PARTS   437649  2003
CORONAMATIC      SCM92    KOREA       TYPEWRITERS, RIBBONS,

                                       CARTRIDG             56828   1998
GRAMMAR RIGHT
 SYSTEM I        SCM124   KOREA       TYPEWRITERS           202081  2000
LINEERASER       SCM149   KOREA       TYPEWRITERS           204262  2000
PHRASE ALERT     SCM151   KOREA       TYPEWRITERS           204263  2000
SCM (tri-bar)    SCM106   KOREA       TYPEWRITERS, ADDING
                              MACHINES            6526    2001
SMITH-CORONA     SCM111   KOREA       TWS, RIBBONS &
                              CARTRIDGES FOR TWS  494     1994
SMITH CORONA
 Logo            SCM111   LATVIA      TYPEWRITERS, WPS
SMITH-CORONA     SCM111   LEBANON     TYPEWRITERS, ADDING
                              MACHINES            41879   1996
SPELL-RIGHT      SCM33    LIECH-      COMPUTERS (WORD
                              PROCESSORS)
                           TENSTEIN                         7673    2009
SMITH CORONA
 logo            SCM111   LITHUANIA   TYPEWRITERS, WPS      APPLN
H-SERIES         SCM191   MEXICO      TYPEWRITER PARTS &
                              ACCESSORIES              456209  1996
H-SERIES         SCM191   MEXICO      TYPEWRITER PARTS &

                                      ACCESSORIES           456210  1996
IQ INTELLIGENTLY
 QUIET           SCM360   MEXICO      TYPEWRITERS & PWPS    435451  1995
RIGHT RIBBON     SCM133   MEXICO      WORD PROCESSORS,
                              CASSETTES, IN       381135  2004
RIGHT RIBBON
 SYSTEM          SCM133   MEXICO      WORD PROCESSORS       381136  2004
SCM              SCM106   MEXICO      TYPEWRITER RIBBONS    110702  2001
SMITH CORONA
 Logo            SCM229   MEXICO      WORD PROCESSORS       119736  2001
SMITH CORONA
 Logo            SCM395   MEXICO      CALCULATORS           448372  2002
SMITH CORONA
 Logo            SCM416   MEXICO      MACHINES FOR
                              LAMINATING DOCUME             467275  1997
SMITH-CORONA     SCM111   MEXICO      TYPEWRITERS, ADDING
                              MACHINES                      63435   2004
SMITH CORONA     SCM111A  MEXICO      ELECTRIC TYPEWRITERS  461538  1999
SMITH CORONA     SCM236   MEXICO      WPS AND ELECTRONIC
                              COMPONENTS                    461689  1999
WORDERASER       SCM122   MEXICO      ALL GOODS IN CLASS 9  396650/11994
SPELL-RIGHT      SCM202   MONACO      COMPUTERS (WORD        89.

                                       PROCESSORS)          12768   1999
CORONAMATIC      SCM92    NEW ZEALAND TYPEWRITERS & PARTS   118726  1997


SCM (tri-bar)    SCM106   NEW ZEALAND TYPEWRITERS, ADDING
                              MACHINES                       70479   1996
SMITH CORONA
 logo            SCM229   NEW ZEALAND WORD PROCESSORS       APPLN
SMITH-CORONA     SCM111A  NEW ZEALAND TYPEWRITERS           98086   2006
SMITH-CORONA     SCM111B  NEW ZEALAND TYPEWRITERS,ELECTRIC  100085  2006
SPELL-RIGHT      SCM202   NEW ZEALAND COMPUTERS, ETC.       APPLN
SPELL-RIGHT      SCM33    NEW ZEALAND TYPEWRITERS           APPLN
IQ SERIES
INTELLIGENTLY
 QUIET           SCM360   NORWAY      TYPEWRITERS           APPLN
SCM (tri-bar)    SCM106   NORWAY      COPIERS, ADDING
                              MACHINES                      61277   2002
SMITH CORONA     SCM236   NORWAY      WORD PROCESSORS       148501  2001
SMITH CORONA
 Logo            SCM229   NORWAY      TYPEWRITERS, WPS &
                              PARTS                         154460  2002
SMITH-CORONA     SCM111   NORWAY      TYPEWRITERS, ADDING
                              MACHINES                      48132   1995
CORONAMATIC      SCM92    PAKISTAN    TYPEWRITERS & PARTS   65413   1998
SCM (tri-bar)    SCM106   PAKISTAN    TYPEWRITERS & PARTS   65455   1998
SMITH-CORONA     SCM111   PAKISTAN    TYPEWRITERS & PARTS   65412   1998
SMITH-CORONA     SCM111   PARAGUAY    TYPEWRITERS,
                              CARTRIDGES                    150507  2001
SMITH CORONA     SCM111A  PEO.REP.
                          CHINA       TYPEWRITERS           APPLN
SMITH CORONA     SCM111B  PEO.REP.
                          CHINA       WORD PROCESSORS       APPLN
SMITH CORONA
 Logo            SCM395   PEO.REP.
                          CHINA       COMPUTERS/CALCULATORS 691549  2003
CORONAMATIC      SCM92    PHILIPPINES TYPEWRITERS & PARTS   28910   2000
SCM (tri-bar)    SCM106   PHILIPPINES TYPEWRITERS & PARTS   29182   2000
SMITH CORONA     SCM111   POLAND      TYPEWRITERS           79458   2002
SMITH CORONA
 Logo            SCM229A  POLAND      TYPEWRITERS           APPLN
H                SCM191   PORTUGAL    TYPEWRITER PARTS &
                              ACCESSORIES                   APPLN
IQ INTELLIGENTLY
 QUIET           SCM 360  PORTUGAL    TYPEWRITERS & PWPS    284665N 1998
SCM (tri-bar)    SCM106   PORTUGAL    TYPEWRITERS           179599L 1997
SMITH CORONA     SCM236   PORTUGAL    WORD PROCESSORS       262064J 1997
SMITH CORONA
 Logo            SCM229B  PORTUGAL    WORD PROCESSORS       277111-K1998
SMITH CORONA
 logo            SCM229A  PORTUGAL    TYPEWRITERS           276247U 1998
SMITH-CORONA     SCM111   PORTUGAL    TYPEWRITERS & PARTS   179670B 1997
SPELL-RIGHT      SCM33    PORTUGAL    ALL GOODS IN CLASS 16 256500  1997
WORDERASER       SCM122   PORTUGAL    ALL GOODS IN CLASS 16 256723Y 1997
IQ INTELLIGENTLY
 QUIET           SCM360   ROMANIA     TYPEWRITERS & PWPS    APPLN
SMITH CORONA     SCM111   ROMANIA     TYPEWRITERS           APPLN
SMITH CORONA
 Logo            SCM229A  ROMANIA     TYPEWRITERS           APPLN
SMITH CORONA &
 DEVICE          SCM229   SAUDI
                          ARABIA      ALL IN CLASS 16       245/60  2000
CORONA           SCM90    SINGAPORE   TYPEWRITERS & PARTS   S/56465 1993
CORONACALC       SCM193   SINGAPORE   GOODS IN CLASS 9      S/789/901996
IQ SERIES
INTELLIGENTLY
 QUIET           SCM360   SINGAPORE   IN CLASS 16           APPLN
SCM (tri-bar)    SCM106   SINGAPORE   TYPEWRITERS & PARTS   56466    1993
SMITH CORONA     SCM236   SINGAPORE   WORD PROCESSORS       854/90   1996
SMITH CORONA
 Logo            SCM229   SINGAPORE   TYPEWRITERS           S/7364/
                                                             91      2001
SMITH-CORONA     SCM111   SINGAPORE   TYPEWRITERS & PARTS    56467   2002
CORONA           SCM90    SOUTH
                          AFRICA      TYPEWRITERS           12/25    1996
SCM (tri-bar)    SCM106   SOUTH
                          AFRICA      TYPEWRITERS           62/0501

                                                            /1       1995
SMITH CORONA     SCM236   SOUTH
                          AFRICA      WORD PROCESSORS       90/0523  1999
SMITH-CORONA     SCM111   SOUTH
                          AFRICA      TYPEWRITERS           139/51   1994
H                SCM191   SPAIN       TYPEWRITERS           APPLN
H                SCM191   SPAIN       WORD PROCESSORS       APPLN
IQ INTELLIGENTLY
 QUIET           SCM360   SPAIN       TYPEWRITERS & PWPS    APPLN
SCM (tri-bar)    SCM106   SPAIN       TYPEWRITERS           397245   2003
SCM (tri-bar)    SCM107   SPAIN       ADDING MACHINES
                              CALCULATORS                   379246   2003
SMITH CORONA     SCM236   SPAIN       WORD PROCESSORS       1583772  2003
SMITH CORONA
 Logo            SCM229   SPAIN       TYPEWRITERS, WORD
                              PROCESSORTS                   1664112  2001
SMITH-CORONA     SCM111   SPAIN       TYPEWRITERS           243964   1995
SPELL-RIGHT      SCM33B   SPAIN       ALL GOODS IN CLASS 16 APPLN
SPELL-RIGHT      SCM33A   SPAIN       TYPEWRITERS           APPLN
WORDERASER       SCM122A  SPAIN       TYPEWRITERS           1504265  2001
WORDERASER       SCM122B  SPAIN       ALL GOODS IN CLASS 9  1504264  2000
SMITH CORONA
 logo            SCM229   SWEDEN      ALL GOODS IN CLASSES
                                         9/16                261384   2004
SMITH-CORONA     SCM111   SWEDEN      TYPEWRITERS, ADDING
                              MACHINES                       141547   2002
SMITH CORONA     SCM236   SWEDEN      WORD PROCESSORS        253252   2003
CORONA           SCM90   SWITZERLAND  TYPEWRITERS            302645   1999
CORONAMATIC      SCM92   SWITZERLAND  TYPEWRITERS            267554   2003
IQ INTELLIGENTLY
 QUIET           SCM360  SWITZERLAND  TYPEWRITERS & PWPS     400125   2001
SCM (tri-bar)    SCM106  SWITZERLAND  TYPEWRITERS            319239   2001
SMITH  CORONA
 logo            SCM229  SWITZERLAND  TYPEWRITERS            392201   2011
SMITH-CORONA     SCM111  SWITZERLAND  TYPEWRITERS, WPS,
                              RIBBON CARTR                   381910   2009
SCM (tri-bar)    SCM106   TAIWAN      TYPEWRITERS & PARTS    91619    1997
SMITH CORONA     SCM236   TAIWAN      COMPUTERS, WORD
                              PROCESSORS                     514665   2000
SMITH CORONA
 Logo            SCM229A  TAIWAN      TYPEWRITERS &
                              PRINTWHEELS FOR TWS            554694   1994
SMITH CORONA
 Logo            SCM229B  TAIWAN      WORD PROCESSORS,
                              PRINTWHEELS,                   612722   2000
SMITH CORONA
 Logo            SCM229C  TAIWAN      SHEET FEEDERS;
                              CASSETTES; CORRECTION
                                      TAPES ETC.            616446   2003
SMITH-CORONA     SCM111   TAIWAN      TYPEWRITERS           2715     1994
CORONAMATIC      SCM92    THAILAND    TYPEWRITERS & PARTS    61578    1996
IQ INTELLIGENTLY
 QUIET           SCM 360  THAILAND    TYPEWRITERS & PWPS    TM13954   2002
SMITH CORONA
 Logo            SCM236A  THAILAND    WORD PROCESSORS        APPLN
SMITH CORONA
 Logo            SCM236B  THAILAND    TYPEWRITERS           APPLN
SMITH-CORONA     SCM111   THAILAND    TYPEWRITERS           69772    1996
SMITH-CORONA
 Logo            SCM229   THAILAND    TYPEWRITERS            APPLN
SCM & DESIGN     SCM106   TURKEY      TYPEWRITERS,
                              CALCULATING MACHINES           60222    1997
SMITH-CORONA     SCM111   TURKEY      TYPEWRITERS,
                              TYPEWRITER RIBBON              60292    1997
SMITH CORONA
 Logo            SCM229A  U.A.E       TYPEWRITERS & WORD
                              PROCESSORS                      7858     2001
SMITH CORONA
 Logo            SCM229B  U.A.E.      WORD PROCESSORS         7857     2001
SPELL-RIGHT      SCM33    U.S.S.R     ALL GOODS IN CLASSES
                              9&16                           88740    1999
AUTOSPELL        SCM87    U.S.S.R.    ALL GOODS IN CLASSES
                              9/16                           95466    2000
RIGHT RIBBON
 SYSTEM          SCM133A  U.S.S.R.    ALL GOODS IN CLASSES
                              9&16                           88646    1999
RIGHT RIBBON
SYSTEM(CYRILLIC) SCM133B  U.S.S.R.    ALL GOODS IN CLASSES
                                   9 & 16                     96867   2000
SMITH CORONA
 device          SCM111   U.S.S.R.    ALL GOODS IN CLASSES
                              9/16                           88647    1999
SMITH CORONA
 device(CYR)     SCM229   U.S.S.R.    ALL GOODS IN CLASSE
                              9/16                           88644    1999
SPELL-RIGHT
(CYRILLIC)      SCM33    U.S.S.R.    TYPEWRITERS & WORD
                                     PROCESSORS                96869    2000
WORDERASER       SCM122A  U.S.S.R.    ALL GOODS IN CLASSES
                              9&16                             88739    1999
WORDERASER
 (CYRILLIC)      SCM122B  U.S.S.R.    ALL GOODS IN CLASSES

                                      9/16                      96870    2000
WORDFIND         SCM123A  U.S.S.R.    TYPEWRITERS,
                                      WORDPROCESSORS            88645    1999
WORDFIND(IN CYR) SCM123B  U.S.S.R.    TYPEWRITERS, WORD
                                      PROCESSORS,    ETC.       96968    2000
WORDRIGHT        SCM121   U.S.S.R.    TYPEWRITERS, WORD
                                      PROCESSORS                95467    2000
CHARACTER SWAP   SCM377   UNITED
                          KINGDOM     WORD PROCESSORS           B1502090 1998
CORONA           SCM90    UNITED
                          KINGDOM     TYPEWRITERS               341299   1995
CORONACALC       SCM193   UNITED
                          KINGDOM     COMPUTERS (WORD
                                      PROCESSORS)              1407399  1996
CORONAMATIC               UNITED      TYPEWRITER, ACCESSORIES 1034665
                          KINGDOM
IQ SERIES
 INTELLIGENTLY   SCM360   UNITED
 QUIET                    KINGDOM     TYPEWRITERS              1504616  1998

SCM (tri-bar)    SCM106   UNITED
                          KINGDOM     TYPEWRITERS               855595   1998
SMITH CORONA     SCM111   UNITED
                          KINGDOM     TYPEWRITERS, PARTS        695405   1999
SMITH CORONA     SCM395   UNITED
                          KINGDOM     CALCULATORS, PARTS AND
CORONAMATIC      SCM191   UNITED     TYPEWRITE PARTS AND         B1567183/84
                          KINGDOM    ACCESSORIES
RIGHT RIBBON SYSTEM       UNITED     TYPEWRITERS AND
                          KINGDOM    ACCESSORIES
                                      FITTINGS                    1524682  1999
SMITH CORONA     SCM236   UNITED
                          KINGDOM     WORD PROCESSORS             1396565  1996
SMITH CORONA
 Logo            SCM229A  UNITED
                          KINGDOM     TYPEWRITERS                 1472565  1998
SMITH CORONA
 Logo            SCM229B  UNITED
                          KINGDOM     WORD PROCESSORS       1472564  1998
SMITH CORONA
 logo            SCM416   UNITED
                          KINGDOM     MACHINES FOR
                                   LAMINATING DOCUMENTS     1540505  2000
START-RITE       SCM117   UNITED
                          KINGDOM     TW ACCESSORIES, PRINT

                                      & CORRECTION RIBBONS  1333449  2004
WORD SWAP        SCM376   UNITED
                          KINGDOM     WORD PROCESSORS       APPLN
SCM (tri-bar)             VENEZUELA   BUSINESS CARDS        104782-F  1998
SCM (tri-bar)    SCM106   VENEZUELA   TYPEWRITERS           99855-F  1997
SCM(tri-bar)     SCM106   VENEZUELA   TYPEWRITERS           99833-F  1997
SMITH CORONA
 Logo            SCM229   VENEZUELA   TYPEWRITERS,
                                      WORD PROCESSORS          APPLN
SMITH-CORONA     SCM111A  VENEZUELA   TYPEWRITERS           107491-F 1998
SMITH-CORONA     SCM111B  VENEZUELA   TYPEWRITERS           17819-D  1998
SCM              SCM106   URUGUAY     TYPEWRITERS           272.638
SCM              SCM109A  VENEZUELA    TYPEWRITERS          99834
SCM              SCM109B  VENEZUELA    TYPEWRITERS          99818-F
SCM              SCM106C  VENEZUELA    TYPEWRITERS          104782-F

                          Schedule 6.5

                      Authorized Officers

                      John A. Piontkowski
                         Martin Wilson
                           Gary Lynch
                        Karen Pappalardo
                        James W. Porter


                           SCHEDULE 8.4

                          EXISTING LIENS


1. A second priority security interest in favor of the Pension Benefit Guaranty Corporation -- all accounts receivable, inventory, equipment, general intangibles, and real estate.

2. Cash collateral in the amount of $583,028 deposited with The Chase Manhattan Bank, as security for certain undrawn letters of credit.

3.   1997 Taxes -- an item not yet payable.

4.   Certain operating and capital leases of equipment.

5. Materialmen's claims not yet a lien for work done with respect to environmental remediation.

6. Claims of creditors with respect to tooling used in the manufacturing process outside of the United States.

7. A security interest in favor of the The Chase Manhattan Bank and Bank of America Illinois (which security interest does not secure indebtedness in excess of $2 million) in, among other things, all domestic accounts receivable, inventory, equipment, real estate and stock of certain wholly-owned subsidiaries of Borrower, as security for obligations under the Debtor-in-Possession Credit Agreement, dated as of July 10, 1995.

                           SCHEDULE 8.8

                      ENVIRONMENTAL MATTERS

                                  MATTER


1.  State of New York, et al. v. SCC, Index No. 87 CV 0190
    (USDC NDNY)

Thomson & Thomson
    04/02/97  January             355.00         355.00    0.00 29.29
384.29
                                  0.00 355.00    0.00 355.00    0.00 29.29
384.29
State and municipal authorities sued SCC for cleanup costs under the Comprehensive Environmental Response Compensation and Liability Act ("CERCLA") for groundwater contamination in Cortlandville and Cortland, New York

Entered into settlement agreement May 12, 1989 resolving SCC's liability to State and municipal authorities. Public nuisance claims not released until completion of remedial action. Pursuant to a Stipulation and Order entered into on August 6, 1996 between SCC and the New York State Department of Environmental Conservation ("NYDEC"), SCC remediation obligations under the settlement agreement will survive the bankruptcy and remedial activity will continue.

2.  Groton, New York Site

NYDEC listed SCC's former operations in Groton, New York as an inactive hazardous waste disposal site.

Consent Orders entered into with NYDEC on September 9, 1987, September 29, 1989, and March 31, 1993; Pursuant to August 6, 1996 Stipulation with the NYDEC, SCC agreed to fulfill its obligations under these consent orders, and its remediation obligations will continue unaffected by the bankruptcy and current remedial efforts will remain in full force and effect. In settlement of the NYDEC's claim in SCC's bankruptcy relating to the Groton Site, SCC must pay the NYDEC $196,930 in annual installments of $50,000 in the first through third years and a final installment of $46,930 in the fourth year following the bankruptcy. Further, the NYDEC's claim for future oversight costs at the site have been capped at $119,000.

3.  Rosen Superfund Site; Cooper Industries, Inc., et al. v.
    Agway, Inc. et al., No. 92-CV-748 (USDC NDNY)

U.S. Environmental Protection Agency ("EPA") named SCC a potentially responsible party (PRP") at Rosen superfund Site. Further, private contribution action was brought against SCC and others by parties participating in the clean-up of the Rosen Superfund Site. SCC had used a hauler related to the site owner, but only to haul non-hazardous waste.

SCC has always contended it has no liability with respect to the Rosen Site. However, SCC entered into a Stipulation on _____________, 1997, with the United States, the NYDEC, and the Cooper Industries Plaintiffs fully and finally settling any obligations it may have with respect to the site, for an allowed general unsecured claim in SCC's bankruptcy and some cash consideration (collectively, totalling approximately $250,000). Stipulation is currently subject to public review and comment period and approval by the Bankruptcy Court. Defendants in Cooper Industries action still have claims against SCC in the Bankruptcy case. However, pursuant to the Stipulation, SCC will be given full contribution protection by the United States pursuant to CERCLA.

4.  Quanta Resources Site

Named a PRP by EPA at Quanta Resources site in Syracuse, New
York, to which SCC allegedly sent hazardous waste for disposal.

Any liability of SCC to the State of New York was fully liquidated by August 6, 1996 Stipulation with the NYDEC, in which NYDEC was given a $24,500 general unsecured claim in full and complete satisfaction for SCC's obligations at eight different sites. On August 30, 1996, SCC was informed by EPA that it intends to perform additional removal/response action at the Site. However, EPA asserted no claim in SCC's bankruptcy proceedings. SCC believes its liability at the site is, if anything, de minimis.

5.  Melville Site

Site located on Walt Whitman Road in Melville, New York.
SCC's former subsidiary, Histacount, was a lessee and sublessor of the Melville Site. Operations at the site ceased in 1995. Site currently owned by USI Realty.

On November 21, the NYDEC and the Suffolk County Department of Health issued to SCC a certificate of closure with respect to the site.
Current landlord, USI Realty, has filed a claim against SCC for indemnification with respect to the site. SCC does not intend to assume any obligations or liabilities with respect to the site, and SCC's liability at the site will be finally and fully liquidated upon resolution of USI's claim.
6.  Fisher Kalo Site

Superfund Site located in Indiana.

SCC has signed an amendment to a consent decree shielding it from any further liability with respect to the site.

7.  Onondaga Lake Site

Located in the greater Syracuse, New York metropolitan area.

In June 1996, SCC received an inquiry from the EPA and NYDEC regarding manufacturing activity at a former Syracuse, New York plant closed in 1961. SCC does not believe that it possesses any corporate records that indicate that it polluted or contributed to pollution at Onondaga Lake through its former Syracuse manufacturing facility. SCC believes that any liability at this site, if any, is purely de minimis.

                        SCHEDULE 9.9

                    EXISTING INDEBTEDNESS


1. A Priority Tax Note payable to the Internal Revenue Service in the approximate amount of $2.85 million.

2. Obligations in connection with undrawn letters of credit in the face amount of $555,265.

3. Obligations of Borrower to pay administrative, priority, secured and reclamation claims under the Third Amended Second Joint Plan of Reorganization.

4. Obligations under certain operating and capital leases of equipment.


                       Schedule 9.9
                     Rights Agreement


Rights Agreement between Smith Corona Corportation and Marine Midland Bank, as Rights Agent, dated as of February 28, 1997 (incorporated by reference to Exhibit 4.1 to the Registrant's Form 8-K Current Report dated
February 28, 1997 (File No. 1-10281)).


                          EXHIBIT B
                             TO
                PATENT COLLATERAL ASSIGNMENT
                   AND SECURITY AGREEMENT

                          LICENSES


1.   Agreement with Microlytics, Inc. dated February 24, 1989

2.   Agreement with IBM Information Products Corporation dated March 22,
1991

     3.   Agreement with IBM Corporation dated January 1, 1993

                          EXHIBIT B
                             TO
               TRADEMARK COLLATERAL ASSIGNMENT
                   AND SECURITY AGREEMENT

                          LICENSES


1. Agreement between SCM Office Supplies, Inc. and Ampad Corporation dated July 5, 1994